UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 22, 2024
GANNETT CO., INC.
(Exact name of registrant as specified in its charter)

Delaware			001-36097	38-3910250
(State or Other Jurisdiction of Incorporation or Organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive,	McLean,	Virginia		22107-0910
(Address of principal executive offices)				(Zip Code)

(703)	854-6000		Not Applicable
(Registrant's telephone number, including area code)			(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	GCI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 22, 2024, Gannett Co., Inc. (the "Company") issued a press release announcing its consolidated financial results for the fourth quarter ended December 31, 2023. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered "filed" or incorporated by reference therein.

Use of Website to Distribute Material Company Information

The Company's website address is www.gannett.com. The Company uses its website as a channel of distribution for important company information and we use the investors.gannett.com websites as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Important information, including press releases, analyst and other presentations, transcripts, and financial information regarding the Company, is routinely posted on and accessible on the Investor Relations and News and Events subpages of its website, which are accessible by clicking on the tab labeled "Investor Relations" and "News and Events", respectively, on the website home page. The Company also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission disclosing the same information. Therefore, investors should look to the Investor Relations, and News and Events subpages of the Company’s website for important and time-critical information. Visitors to the Company's website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Company's website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Gannett Co., Inc. Earnings Press Release dated February 22, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: February 22, 2024	By:	/s/ Douglas E. Horne
Douglas E. Horne
Chief Financial Officer (principal financial officer)